UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 20, 2024

VERDE BIO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54524	30-0678378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 67

Jacksboro, Texas 76458

(Address of Principal Executive Offices)

(972) 217-4080

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON SHARES	VBHI	OTC PINK

Item 2.01 Acquisition or Disposition of Assets

On March 20, 2024, Verde Bio Holdings, Inc. (the “Company”) announced that it had closed on a transaction of certain mineral and royalty interests (“Acquisition”) with a private buyer whereby the Company divested 100% of certain mineral and oil and gas royalty interests for $272,000 in cash, (“Purchase Price”). The acquisition closed on March 20, 2024, with the effective date of the acquisitions March 1, 2024.

A form of the Purchase Agreement is filed as Exhibit 10.1to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibits

10.1	Purchase and Sale Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 25th day of March, 2024.

VERDE BIO HOLDINGS, INC.

By:	/s/ Scott A. Cox
	Name:	Scott A. Cox
	Title:	Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description of Exhibits

10.1	Purchase and Sale Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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